Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 27 to Registration Statement No. 2-80150 of Merrill Lynch Healthcare Fund, Inc. on Form N-1A of our report dated June 6, 2003 appearing in the April 30, 2003 Annual Report, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey August 12, 2003